Exhibit 10.3

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 1, 2018, is among STRATOS MANAGEMENT SYSTEMS, INC., a Delaware corporation (“Borrower”), COMPUTEX, INC., a Texas corporation (“Computex”), STRATOS MANAGEMENT SYSTEMS HOLDINGS, LLC, a Delaware limited liability company, (“SMSH”), FIRST BYTE COMPUTERS, INC., a Minnesota corporation (“First Byte”), ENETSOLUTIONS, L.L.C., a Texas limited liability company (“eNET”, and together with Computex, SMSH, and First Byte, collectively, “Guarantors”, and each, individually, a “Guarantor”), and COMERICA BANK (“Bank”).

RECITALS:

A. Borrower, SMSH, and Bank have entered into that certain Credit Agreement dated as of December 18, 2017 (as the same has been or may hereafter be amended, restated or otherwise modified from time to time, the “Credit Agreement”).

B. In connection with the Credit Agreement, Guarantors executed and delivered in favor of Bank that certain Guaranty dated as of December 18, 2017 (as the same has been or may hereafter be amended, restated or otherwise modified from time to time, the “Guaranty”).

C. Borrower, Guarantors and Bank now desire to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows (all provisions of this Amendment being effective as of the date hereof unless otherwise stated herein):

ARTICLE I

Definitions

Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

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ARTICLE II

Amendments to Loan Documents

Section 2.1 Amendments to Section 1(a) of the Credit Agreement.

(a) The following definitions in Section 1(a) of the Credit Agreement are amended and restated to read in their entirety as follows:

“Adjusted EBITDA” shall mean, with respect to any Person and for any specified period, the total of the following of such Person and its Subsidiaries for such period (in each case determined in accordance with GAAP on a consolidated basis and without duplication): (a) Net Income for such period, plus (b) to the extent taken into account in determining Net Income, and (for the same period in each case: (i) cash taxes paid; (ii) interest expense whether paid or accrued; (iii) depreciation and amortization; (iv) management fees paid and subject to the Management Fee Subordination Agreement; (v) any extraordinary, non-cash or non-recurring charges or expenses approved in writing by Bank (and excluding the related tax effects); (vi) for Borrower’s fiscal year 2018, reductions in payroll expenses attributed to reductions in the number of employees and management personnel as a result of the Synetra Acquisition; (vii) other non-cash charges or expenses reducing Net Income as approved by Bank from time to time in advance for adding back to Net Income, and non-cash compensation expense in respect of stock option and other equity compensation plans; and (viii) non-capitalized transaction fees and expenses in connection with the transactions contemplated by this Agreement or otherwise allowed pursuant to this Agreement.

“Revolving Credit Note” shall mean the First Amended and Restated Master Revolving Note dated August 1, 2018 in the maximum original principal amount of $16,000,000 made by Borrower payable to the order of Bank, as the same has been or may be renewed, extended, modified, increased, or restated from time to time.

(b) Section 1(a) of the Credit Agreement shall be amended by adding the following definitions in appropriate alphabetical order:

“Specified Hedging Agreement” means any agreement or other documentation between the undersigned (or any of them) and Bank providing for an interest rate swap that does not provide for a minimum rate of zero percent (0%) with respect to determinations of the LIBOR Rate, as applicable, for the purposes of such interest rate swap (e.g., determines the floating amount by using the “negative interest rate method” rather than the “zero interest rate method” in the case of any such interest rate swap made under any master agreement or other documentation published by the International Swaps and Derivatives Association, Inc.).

“Synetra Asset Acquisition” shall mean the acquisition by Borrower of substantially all of the assets of Synetra, Inc. pursuant to the terms and conditions of the Synetra Asset Purchase Agreement.

“Synetra Asset Purchase Agreement” shall mean that certain Asset Purchase Agreement dated August 1, 2018, among Borrower, Synetra, Inc., John Sorenson, and Paul Sorenson.

“Synetra Asset Subordination Agreement” shall mean that certain Subordination Agreement dated August 1, 2018 (as the same may be amended, restated or modified from time to time), executed by Synetra, Inc. (and any other payee of the Synetra Asset Subordinated Note) and Bank providing for the subordination in favor of Bank of all amounts payable under the Synetra Asset Subordinated Note.

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“Synetra Asset Subordinated Note” shall mean the $1,450,000 unsecured promissory note to be executed by Computex, Inc. (a Guarantor) and payable to the order of Synetra, Inc. in connection with the Synetra Asset Acquisition.

“Synetra Goodwill Acquisition” shall mean the acquisition by Borrower of personal goodwill pursuant to the terms and conditions of the Synetra Goodwill Agreement.

“Synetra Goodwill Agreement” shall mean that certain Purchase Agreement dated August 1, 2018 among Borrower, John Sorenson, and Paul Sorenson.

“Synetra Goodwill Subordination Agreement” shall mean that certain Subordination Agreement dated August 1, 2018 (as the same may be amended, restated or modified from time to time), executed by John Sorenson and Paul Sorenson (and any other payee of the Synetra Goodwill Subordinated Note) and Bank providing for the subordination in favor of Bank of all amounts payable under the Synetra Goodwill Subordinated Note.

“Synetra Goodwill Subordinated Note” shall mean the $950,000 unsecured promissory note to be executed by Computex, Inc. (a Guarantor) and payable to the order of John Sorenson and Paul Sorenson in connection with the Synetra Goodwill Acquisition.

Section 2.2 Section 4 of the Credit Agreement shall be amended by adding a new clause (r) to read in its entirety as follows:

Interest Rate Protection. No later than September 30, 2018, maintain at all times, in an amount not less than 50% of the aggregate unpaid principal balance outstanding under the Term Note such Specified Hedging Agreements as are acceptable to Bank with such parties as are acceptable to Bank, in each case in Bank’s sole discretion.

ARTICLE III

No Waiver

Section 3.1 No Waiver. Nothing contained herein shall be construed as a consent to or waiver of any Default or Event of Default which may now exist or hereafter occur or any violation of any term, covenant or provision of the Credit Agreement or any other Loan Document. All rights and remedies of Bank are hereby expressly reserved with respect to any such Default or Event of Default. Nothing contained herein shall affect or diminish the right of Bank to require strict performance by each Loan Party of each provision of any Loan Document to which such Loan Party is a party, except as expressly provided herein. Except as amended hereby, all terms and provisions and all rights and remedies of Bank under the Loan Documents shall continue in full force and effect and are hereby confirmed and ratified in all respects.

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ARTICLE IV

Conditions Precedent

Section 4.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) Bank shall have received this Amendment properly executed by Borrower, Guarantors and Bank.

(b) Bank shall have received the First Amended and Restated Master Revolving Note properly executed by Borrower.

(c) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof.

(d) No Default or Event of Default shall have occurred and be continuing.

(e) Bank shall have received the Synetra Asset Subordination Agreement executed by Synetra in form and substance satisfactory to Bank, together with a copy of the executed Synetra Asset Subordinated Note.

(f) Bank shall have received the Synetra Goodwill Subordination Agreement executed by John Sorenson and Paul Sorenson in form and substance satisfactory to Bank, together with a copy of the executed Synetra Goodwill Subordinated Note.

(g) Bank shall have received such other documents, instruments and agreements as Bank may reasonably require.

(h) Computex, Inc. shall be simultaneously closing the Synetra Acquisition.

ARTICLE V

Ratifications, Representations and Warranties, and Additional Agreements

Section 5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each of Borrower, Guarantors and Bank agree that the Credit Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Each Guarantor hereby consents and agrees to this Amendment and agrees that each Loan Document to which such Person is a party shall remain in full force and effect and shall continue to (a) in the case of the Guaranty, guarantee the Indebtedness (as defined in the Guaranty) and the other amounts and obligations as provided in the Guaranty, and (b) be the legal, valid and binding obligation of such Person and enforceable against such Person in accordance with its terms.

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Section 5.2 Representations and Warranties. Each of Borrower and Guarantors hereby represents and warrants to the Bank that (a) with respect to Borrower, the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite company or other action on the part of Borrower and will not violate the charter or organizational documents of Borrower, (b) the representations and warranties contained in the Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except for such representations and warranties as are limited by their express terms to a specific date), and (c) effective upon the execution of this Amendment and the Loan Documents executed in connection herewith, no Default or Event of Default has occurred and is continuing.

Section 5.3 Landlord Subordinations. No later than September 30, 2018, Borrower will deliver to Bank landlord subordination agreements (in form and substance satisfactory to Bank) executed by the owner of the Odessa and Lubbock properties for which real estate leases will be executed by Computex, Inc. pursuant to the Synetra Asset Purchase Agreement. Failure by Borrower to comply timely with the preceding landlord subordinations requirement will constitute an Event of Default under Section 6(c) of the Credit Agreement and will be subject to the 30-day cure period provided therein.

Section 5.4 No Violation of Negative Covenant. Bank agrees that upon Bank’s receipt of the fully executed Synetra Asset Subordination Agreement and Synetra Goodwill Subordination Agreement, Borrower will not be in violation of Section 5.2(d) of the Credit Agreement by reason of Borrower incurring the Debt evidenced by the Synetra Subordinated Note.

ARTICLE VI

Miscellaneous

Section 6.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document executed in connection herewith shall survive the execution and delivery of this Amendment, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.

Section 6.2 Reference to Agreement. Each of the Credit Agreement, the Loan Documents and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement and the Loan Documents, as amended hereby, are hereby amended so that any reference in such documents to the Credit Agreement and the Loan Documents shall mean a reference to the Credit Agreement and the Loan Documents as amended hereby.

Section 6.3 Expenses of Bank. As provided in the Credit Agreement, Borrower agrees to pay on written demand all reasonable and documented costs and expenses incurred by Bank in connection with the preparation, negotiation, and execution of this Amendment and any other documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Bank’s legal counsel, and all costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other document executed in connection therewith, including without limitation the costs and reasonable fees of Bank’s legal counsel.

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Section 6.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 6.5 Applicable Law. This Amendment and all other documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 6.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Bank, Borrower, each Guarantor and their respective successors, assigns, heirs, executors and personal representatives, except neither Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

Section 6.7 Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. The signature of a party to any counterpart shall be sufficient to legally bind such party. Bank may remove the signature pages from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing the signatures of all parties. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, emailed portable document format (“pdf”), or tagged image file format (“tiff”) or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of an original executed counterpart of a signature page to this Amendment. Any party sending an executed counterpart of a signature page to this Amendment by facsimile, pdf, tiff or any other electronic means shall also send the original thereof to Bank within five (5) days thereafter, but failure to do so shall not affect the validity, enforceability, or binding effect of this Amendment.

Section 6.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.9 ENTIRE AGREEMENT. THE CREDIT AGREEMENT, THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE CREDIT AGREEMENT OR THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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Section 6.10 INDEMNIFICATION OF BANK. EACH OF THE LOAN PARTIES HEREBY AGREES TO INDEMNIFY BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, ATTORNEYS, AFFILIATES, AND AGENTS (COLLECTIVELY, “RELEASED PARTIES”) FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS’ FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (a) ANY AND ALL FAILURES BY SUCH LOAN PARTY TO COMPLY WITH ITS AGREEMENTS CONTAINED IN THE LOAN DOCUMENTS, (b) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS PRIOR TO THE DATE HEREOF, (c) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS PRIOR TO THE DATE HEREOF, (d) ANY BREACH PRIOR TO THE DATE HEREOF BY SUCH LOAN PARTY OR SUMMIT OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS OR (e) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING (COLLECTIVELY, “RELEASED CLAIMS”). WITHOUT LIMITING ANY PROVISION OF THIS AMENDMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS’ FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON; PROVIDED, HOWEVER, NO PERSON SHALL BE INDEMNIFIED HEREUNDER FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

Section 6.11 WAIVER AND RELEASE. TO INDUCE BANK TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH OF THE LOAN PARTIES REPRESENTS AND WARRANTS THAT AS OF THE DATE OF THIS AMENDMENT IT OR HE HAS NO CLAIMS AGAINST RELEASED PARTIES AND IN ACCORDANCE THEREWITH IT:

(a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS AMENDMENT; AND

(b) RELEASE. RELEASES, ACQUITS AND FOREVER DISCHARGES RELEASED PARTIES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE STATE AND FEDERAL LAW, FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, COUNTERCLAIMS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, BONDS, BILLS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH SUCH LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THIS AMENDMENT, THE LOAN DOCUMENTS OR THE TRANSACTIONS DIRECTLY OR INDIRECTLY CONTEMPLATED THEREBY.

Section 6.12 COVENANT NOT TO SUE. EACH OF THE LOAN PARTIES FURTHER COVENANTS NOT TO SUE THE RELEASED PARTIES ON ACCOUNT OF ANY OF THE RELEASED CLAIMS, AND EXPRESSLY WAIVES ANY AND ALL DEFENSES IT OR HE MAY HAVE IN CONNECTION WITH ITS OR HIS OBLIGATIONS UNDER THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS. THIS SECTION IS IN ADDITION TO AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY SUCH LOAN PARTY IN FAVOR OF THE RELEASED PARTIES.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

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Executed as of the date first written above.

BORROWER:

STRATOS MANAGEMENT SYSTEMS, INC.

By:	/s/ John Schilsky
John Schilsky
Chief Executive Officer

GUARANTORS:

COMPUTEX, INC.
STRATOS MANAGEMENT SYSTEMS HOLDINGS, LLC
FIRST BYTE COMPUTERS, INC.
eNETsolutions, L.L.C.

By:	/s/ John Schilsky
John Schilsky
Chief Executive Officer
of each entity listed above

First amendment to credit agreement – signature page

BANK:

COMERICA BANK

By:	/s/ Jessica L. Burgess
Jessica L. Burgess
Vice President

First Amendment to Credit Agreement – Signature Page